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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 19, 2000
                                                           ------------


                               CAMINUS CORPORATION
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)
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

        000-28085                                                    13-4081739
        ---------                                                    ----------
(Commission File Number)                                      (I.R.S. Employer Identification No.)
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                                747 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

                                 (212) 888-3600
                                  -------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)(i) On May 19, 2000, the Board of Directors of Caminus Corporation (the "Company") voted to dismiss PricewaterhouseCoopers LLP ("PWC") as its independent certified public accountant. PWC acted as the Company's certifying accountants for the period from inception (April 29, 1998) through December 31, 1998 and for the year ended December 31, 1999.

(a)(ii) Neither of the PWC reports on the Company's financial statements for the periods referred to above contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

(a)(iii) The decision to change accountants was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

(a)(iv) For the periods ended December 31, 1998 and 1999, and through the date of this Current Report on Form 8-K, the Company is unaware of any disagreement with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to their satisfaction, would have caused said accountants to make reference to the subject matter of the disagreement in connection with any report issued by same.

(b) As of the date of this report, the Company has not engaged a new accounting firm to act as certifying accountants for the year ending December 31, 2000.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)          Financial Statements of Businesses Acquired

             Not applicable.

(b)          Pro Forma Financial Information

             Not applicable.

(c)          Exhibits

             See the Exhibit Index attached hereto.



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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CAMINUS CORPORATION

Date: May 26, 2000                         /s/ Mark A. Herman
                                           ----------------------------------
                                           Mark A. Herman
                                           Chief Financial Officer


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                                  Exhibit Index

16         Letter from PricewaterhouseCoopers LLP.


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